IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


               CHURCHILL TAX-FREE FUND OF KENTUCKY
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on April 23, 1999


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Churchill Tax-Free Fund of
Kentucky (the "Fund") will be held:

Place:    (a)  at the JB Speed Art Museum
               2035 South Third Street
               Louisville, Kentucky 40208

Time:     (b)  on April 23, 1999 at 10:00 a.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
                    selection of KPMG LLP as the Fund's
                    independent auditors for the fiscal year
                    ending December 31, 1999 (Proposal No. 1);
                    and
_____________

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

               (iii)     to act upon any other matters which may
                         properly come before the Meeting at the
                         scheduled time and place or any
                         adjourned meeting or meetings.


Who Can   (d)  To vote at the Meeting, you must have been a
Vote What      shareholder on the Fund's records at the close of
Shares:        business on January 29, 1999 (the "record date").
               Also, the number of shares of each of the Fund's three outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By Order of the Board of Trustees

                              EDWARD M. W. HINES
                              Secretary



March 13, 1999

               CHURCHILL TAX-FREE FUND OF KENTUCKY
    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about March 13, 1999.

     A copy of the Fund's most recent Annual Report and most recent Semi-Annual Report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

     The Fund's organizer, administrator and investment adviser (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 416 West Jefferson Street, Louisville, KY 40202.

     You can vote in three ways:

     Proxy Ballot

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number in the upper left corner of the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. You should first read the Proxy Statement. To vote, contact the Fund at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number in the upper left corner of the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares, by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.87; Class C Shares, $10.86; and Class Y Shares, $10.87. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,284,246; Class C Shares, 90,831; Class Y Shares, 1,434,928. Of
the shares of the Fund outstanding on the record date, BHC Securities, Inc, 2005 Market Street, Philadelphia, PA held of record 1,670,004 Class A Shares (7.8% of the class) and 9,593 Class C Shares (10.6% of the class); J.C. Bradford & Co. C/F Susan M. Berberich, M.D., held of record 10,406 Class C Shares (11.4% of the class); Merrill Lynch Pierce Fenner & Smith, New Brunswick, NJ held of record 5,806 Class C Shares (6.4% of the class); Dean Witter, Church Street Station, New York, NY held of record 6,702 Class C Shares (7.4% of the class); National City Bank of Kentucky TTEE Cardinal Aluminum Co., Cleveland, OH held of record 343,914 Class Y Shares (23.9% of the class) and a nominee of Central Kentucky Trust Co, Danville, KY held of record 1,007,011 Class Y Shares (70.2% of the class). On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients. M.L. Koonce, Mayfield, KY held of record 7,154 Class C Shares (7.9% of the class); Robert E. Hatcher and Patricia N. Hatcher JTWROS, Monte Carlo, Monaco, held of record 8,865 Class C Shares (9.8% of the class) and M.B. Willock, Bowling Green, KY held of record 5,245 Class C Shares (5.8% of the class). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, nine Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was previously reelected by the shareholders at the annual meeting of the Fund held on April 24, 1998, except that Mr. Knicely was elected by the Board of Trustees to fill a vacancy on the Board on June 12, 1998. Each Trustee has been a Trustee since the beginning of the Fund's operations in 1987 and was either named as a Trustee in the original Declaration of Trust or was named as a Trustee by such original Trustees, and was also elected as a Trustee by the Fund's original sole shareholder, Aquila Management Corporation, except for Mr. Nightingale who has been a Trustee since 1993, Messrs. Christopher and Mason, who have been Trustees since 1992, Ms. Herrmann, who became a Trustee in 1995 and Mr. Knicely who became a Trustee in 1998.

     The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Dean is an interested person as a trustee of a trust that owns shares of the parent company of the Sub-Adviser. They are so designated by an asterisk.

     Described in the following material are the name, positions with the Fund, age as of January 29, 1999, and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund. All shares shown as owned by the Trustees are Class A Shares.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 69, Shares Owned: 578 (1)

Founder and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Manager or Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees and (currently or until 1998) President of each since its establishment, beginning in 1984: Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky (this
Fund), Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and which together are called Aquila Bond Funds; Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Asset Trust, Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund, which together are called Aquila Equity Funds; currently President of Aquila Cascadia Equity Fund, Aquila Rocky Mountain Equity Fund, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky (this Fund) and Tax-Free Fund of Colorado; President and Chairman of the Board of Trustees of CCMT, a money market fund, since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Vice President and Director, and formerly Secretary, of Aquila Distributors, Inc., distributor of the above funds, since 1981; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive) since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc. and Quest For Value Accumulation Trust, and Director or Trustee of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Includes 374 shares held of record by Aquila Management
Corporation.

Thomas A. Christopher, Trustee, Age: 51, Shares Owned: 1,659

Shareholder of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President of A Good Place for Fun, Inc., a sports facility, since 1987; active member of the American Institute of Certified Public Accountants; Board of Directors of the Kentucky Society of CPAs 1991 to 1994; Trustee of Churchill Cash Reserves Trust since 1985 and of Churchill Tax-Free Fund of Kentucky (this
Fund) since 1992; presently active in leadership roles with various civic, community and church organizations.

Douglas Dean,* Trustee, Age: 49, Shares Owned: 5,265

Founder and President of Dean, Dorton & Ford P.S.C., a public accounting firm, since 1979; previously employed by Coopers & Lybrand, a public accounting firm; member of the American Institute of Certified Public Accountants and Kentucky Society of Certified Public Accountants; accredited in business valuation by the American Institute of Certified Public Accountants; Trustee of Trent Equity Fund, an equity mutual fund, 1992-1994; Trustee of Churchill Cash Reserves Trust since 1995 and Churchill Tax-Free Fund of Kentucky (this Fund) since 1987; active as an officer and board member of various charitable and community organizations.

Diana P. Herrmann,* Trustee, Vice President, Age: 40, Shares
Owned: 549

President and Chief Operating Officer of the Manager since 1997, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; President of various Aquila Bond Funds since 1998; Assistant Vice President, Vice President, Senior Vice President or Executive Vice President of Aquila Money-Market, Bond and Equity Funds since 1986; Trustee of a number of Aquila Money-Market, Bond and Equity Funds since 1995; Trustee of Reserve Money-Market Funds since 1999 and Reserve Private Equity Series since 1998; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Fund's Chairman; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Carroll F. Knicely, Trustee, Age: 70, Shares Owned: 7,234

Director of Star Banc since 1998; Director of Trans Financial Bancorp, Trans Financial Bank, N.A., Bowling Green, Kentucky and Trans Financial Bank, Glasgow, Kentucky and predecessors, 1976-1998; President of Associated Publications Inc., Glasgow, Kentucky; Director, Chairman and member of Executive Board of West Kentucky Corporation and Director and Secretary-Treasurer of South Gate Plaza, Inc. (owner and developer of shopping centers and commercial real estate); Director, Vice President and Treasurer of Knicely and Knicely, Inc. (owner and developer of rental properties and residential real estate); Trustee of Churchill Cash Reserves Trust; Trustee of Churchill Tax-Free Fund of Kentucky (this Fund) since 1998; Editor and Publisher of Kentucky newspaper group, 1957-1990; Secretary of Commerce of the Commonwealth of Kentucky, 1983-1988; Commissioner of Commerce of the Commonwealth of Kentucky, 1978-1979; currently active in real estate development, commercial and residential subdivision and regional economic development planning under Kentucky State government sponsorship.

Theodore T. Mason, Trustee, Age: 63, Shares Owned: 696 (1)

Managing Director of EastWind Power Partners, Ltd. since 1994; Second Vice President, Alumni Association, SUNY Maritime College 1998; Director for the same organization, 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky (this Fund) since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

(1) Held jointly with his wife.

Anne J. Mills, Trustee, Age: 60, Shares Owned: 1,089

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA, 1994-1997; Director of the American Baptist Foundation 1985-1986 and since 1998; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky (this Fund), Tax-Free Fund of Colorado and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William J. Nightingale, Trustee, Age: 69, Shares Owned: 1,143

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Narragansett Insured Tax-Free Income Fund since 1992 and of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky (this Fund) since 1993; Director of Kasper A.S.L. Ltd., an apparel company, since 1997, of Ring's End, Inc., a building materials and construction company, since 1989, and of Furr's/Bishop's Inc., operator of a chain of restaurants, since 1998.

James R. Ramsey, Trustee, Age: 50, Shares Owned: 1,771 (1)

Vice Chancellor for Finance and Administration, Chapel Hill, North Carolina; Trustee of Churchill Tax-Free Fund of Kentucky (this Fund) since 1987 and of Churchill Cash Reserves Trust since 1995. Previously Vice President for Finance and Administration at Western Kentucky University; State Budget Director for the Commonwealth of Kentucky; Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky; Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University; served on numerous civic and corporate boards; consultant to the Federal, State, Local government and to private business.

(1) Held jointly with his wife.

Jerry G. McGrew, Senior Vice President, Age: 54

President of Aquila Distributors, Inc. since 1998, Registered Principal since 1993, Senior Vice President, 1997-1998 and Vice President, 1993-1997; Senior Vice President of Aquila Rocky Mountain Equity Fund since 1996; Senior Vice President of Churchill Tax-Free Fund of Kentucky (this Fund) since 1994, and of Tax-Free Fund of Colorado and Tax-Free Fund For Utah since 1997; Vice President of Churchill Cash Reserves Trust since 1995; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, 1993-1997; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985; Director-at Large, Houston Alliance for the Mentally Ill (AMI), since 1998.

Terri M. Priest, Vice President, Age: 34

Vice President of Churchill Tax-Free Fund of Kentucky (this Fund) since 1996; Corporate Safety Director/Human Resource Manager of
Ramsey & Associates, Inc. 1995-1996; Senior Sales Representative of Bluegrass Cellular, Inc. 1993-1995.

L. Michele Robbins, Vice President, Age: 34

Vice President of Churchill Tax-Free Fund of Kentucky (this Fund) since 1996; Assistant Vice President, 1995-1996; Registered
Representative of Aquila Distributors, Inc. since 1995;
Investment Broker, 1990-1994; Sales Assistant, 1984-1990, J.J.B.
Hilliard, W.L. Lyons, Inc.

Rose F. Marotta, Chief Financial Officer, Age: 74

Chief Financial Officer of the Aquila Money-Market, Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Manager since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 63

Treasurer of the Aquila Money-Market, Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 59

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market, Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 59

Assistant Secretary of the Aquila Money-Market, Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Manager since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Compensation of Trustees

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1998, the Fund paid a total of $74,368 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               serves
Thomas A.
Christopher    $8,084              $13,809             2

Douglas
Dean           $5,450              $10,495             2

Carroll
Knicely        $6,608              $11,364             2

Theodore T.
Mason          $6,320              $48,276             7

Anne J.
Mills          $6,747              $33,522             6

William J.
Nightingale    $7,069              $16,260             3

James R.
Ramsey         $7,507              $13,479             2


     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife.) During the fiscal year ended December 31, 1998, the Fund incurred fees for advisory and administration services of $958,774.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this proxy statement, the shares of the Distributor are currently owned by Mr. Herrmann and members of his immediate family. During the fiscal year, the Distributor retained $27,253 in commissions on sales of the Fund's Class A shares. During the fiscal year ended December 31, 1998, $340,056 was paid to Qualified Recipients under the Fund's Distribution Plan with respect to Class A Shares, of which $8,641 was retained by the Distributor and $6,637 was paid to Qualified Recipients under the Plan with respect to the Fund's Class C Shares of which $5,934 (including amounts retained by the Distributor under the Shareholder Services Plan) was retained by the Distributor.

Other Information

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act, of the Fund. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All Trustees were present at at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

           RATIFICATION OR REJECTION OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP is being recommended as the Fund's independent auditors for the fiscal year ending December 31, 1999; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund or in the Manager, Distributor or Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

              CHURCHILL TAX-FREE FUND OF KENTUCKY

          PROXY FOR SHAREHOLDERS MEETING APRIL 23, 1999

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of Churchill Tax-Free Fund of Kentucky (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA
P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on April 23, 1999 at the JB Speed Art Museum, 2035 South Third Street, Louisville, Kentucky 40208, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the other side of this card.

     Telephone Voting (Touch-tone only)

     You can vote you shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

     You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.xxx.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the web site, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Churchill Tax-Free Fund of Kentucky

          Vote on Trustees
                __
               [__]       For all
                __
               [__]       Withhold All
                __
               [__]       For All Except:

To withhold authority to vote with respect to a particular nominee, mark " For all Except" and write the nominees's number on the line below.





Vote On Trustees

2. Election of Trustees. 01) LACY B. HERRMANN, 02) THOMAS A.
CHRISTOPHER, 03) DOUGLAS DEAN, 04) DIANA P. HERRMANN, 05) CARROLL
F. KNICELY, 06) THEODORE T. MASON, 07) ANNE J. MILLS, 08) WILLIAM
J. NIGHTINGALE, 09) JAMES R. RAMSEY

Vote On Proposal

1. Action on selection of KPMG LLP  as independent auditors
(Proposal No. 1 in Proxy Statement)

               __             __             __
          FOR [__]  AGAINST  [__]   ABSTAIN [__]



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.



_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)